Exhibit 10.2

 WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (this “Agreement”) entered into as of the 4th day of June 2009, by and between SRKP 33, Inc., a Delaware corporation with an address at 4737 North Ocean Drive, Suite 207, Lauderdale by the Sea, FL 33308   (the “ Company ”) and WestPark Capital Financial Services, LLC, a limited liability company with an address at 1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067 (the “ Purchaser ”).

WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, a warrant in the form attached hereto as Exhibit A (the “ Warrant ”) to purchase 7,096,390 shares (the “ Shares ”) of the Company’s common stock, par value $.0001 per share (the “ Common Stock ”), upon the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Company hereby agree as follows:

SECTION 1:  SALE OF THE WARRANT

1.1 Sale of the Warrant .  Subject to the terms and conditions hereof, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery hereof, the Warrant for a purchase price equal to $2,500 (the “ Purchase Price ”).

SECTION 2:  CLOSING DATE; DELIVERY

2.1   Closing Date .  The closing of the purchase and sale of the Warrant hereunder (the “ Closing ”) shall be held immediately following the execution and delivery of this Agreement.

2.2   Delivery at Closing . At the Closing, the Company will deliver to the Purchaser the Warrant in the Purchaser’s name, representing the right to purchase the Shares to be purchased by Purchaser hereunder, against payment of the Purchase Price.

SECTION 3: REPRESENTATIONS AND WARRANTIES OF PURCHASER

The undersigned Purchaser hereby represents and warrants to the Company as follows:

3.1   Transfer Restrictions .  Neither the Warrant, nor, upon issuance, the Shares, has been registered under the Securities Act of 1933, as amended (the “ Securities Act ”) and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, and as of the date hereof, may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

            3.2   Experience . The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.  The undersigned has adequate means of providing for the undersigned's current needs and possible future contingencies and the undersigned has no need, and anticipates no need in the foreseeable future, to sell the Warrant for which the undersigned subscribes or, upon issuance, the Shares.  The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold the Warrant or, upon issuance, the Shares, for an indefinite period of time and has sufficient net worth to sustain a loss of the undersigned's entire investment in the Company in the event such loss should occur. Except as otherwise indicated herein, the undersigned is the sole party in interest as to its investment in the Company, and it is acquiring the Warrant solely for investment for the undersigned’s own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Warrant subscribed for or, upon issuance, the Shares, to any other person.

3.3   Investment; Access to Data .  The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Warrant and the underlying Shares and an investment in the Company. The undersigned has been furnished materials relating to the Company, the private placement of the Warrants or anything else that it has requested and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.  Representatives of the Company have answered all inquiries that the undersigned has made of them concerning the Company, or any other matters relating to the formation and operation of the Company and the offering and sale of the Warrants.The undersigned has not been furnished any offering literature other than the materials that the Company may have provided at the request of the undersigned; and the undersigned has relied only on such information furnished or made available to the undersigned by the Company as described in this Section. The undersigned is acquiring the Warrant for investment for the undersigned's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof.  The undersigned acknowledges that the Company is a start-up company with no current operations, assets or operating history, which may possibly cause a loss of Purchaser’s entire investment in the Company.

3.4   Authorization .  (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

(b)  The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Warrant will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which the undersigned Purchaser is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

3.5 Accredited Investor .  Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, and has executed the Statement of Accredited Investor annexed hereto as Exhibit B .

SECTION 4:  MISCELLANEOUS

4.1   Governing Law .  This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

4.2   Survival .  The terms, conditions and agreements made herein shall survive the Closing.

4.3   Successors and Assigns .  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4   Entire Agreement; Amendment; Waiver .  This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

4.5   Counterparts .  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

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IN WITNESS WHEREOF , the undersigned have hereunto set their hands as of the day and year first above written.

SRKP 33, INC.

By:	/s/ Anthony C. Pintsopoulos
Anthony C. Pintsopoulos
Chief Financial Officer and Secretary

WESTPARK CAPITAL FINANCIAL SERVICES, LLC

By:	/s/ Richard A. Rappaport
Richard A. Rappaport
CEO and Chairman

Exhibit A

THESE SECURITIES AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase 7,096,390 Shares of Common Stock of

SRKP 33, Inc.

THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, WestPark Capital Financial Services, LLC (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the earlier of (i) the tenth anniversary of the Initial Exercise Date or (ii) five years from the date the Company (as defined below) consummates a merger or other business combination with an operating business or any other event pursuant to which the Company ceases to be a “shell company,” as defined by Rule 12b-2 under the Securities Exchange Act of 1934 and a “blank check company,” as defined by Rule 419 of the Securities Act (the “Termination Date”) but not thereafter, to subscribe for and purchase from SRKP 30, Inc., a Delaware corporation (the “Company”), up to 7,096,390 shares (the “Warrant Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $.00035, subject to adjustment hereunder.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1. Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2. Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

(a)           Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company).  Upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within five (5) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth business day after the date of exercise, then the Holder will have the right to rescind such exercise by written notice to the Company.

(b)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)           This Warrant may also be exercised, in whole or in part, at any time prior to the Termination Date, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing bid price on the trading day preceding the date of such election;

(B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

4. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)           If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company.

8. No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then in each such case the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12.  For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13. Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

15. Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases (but not in such cases if the rights of the Holder or holders of Common Stock will not be materially affected thereby, as for example in the case of a merger to effect a change of domicile), the Company shall give to Holder (i) at least 5 business days’ prior notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 5 business days’ prior notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

16. Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17.           Miscellaneous.

(a) Jurisdiction.  This Warrant shall constitute a contract under the laws of Delaware, without regard to its conflicts of laws principles or rules.

(b) Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices.  Any notice, request or other document required or permitted to be given or delivered pursuant to this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, one (1) business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or five (5) business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the following addresses:

If to the Company:	SRKP 33, Inc.
4737 North Ocean Drive, Suite 207
Lauderdale by the Sea, FL 33308
Attn: Anthony C. Pintsopoulos, CFO

If to the Holder:	At the Holder’s address in the Company’s Warrant register.

(e) Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h) Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Holder and the Company.

(i) Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j) Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: June 4, 2009
SRKP 33, INC.

	By:	/s/Anthony C. Pintsopoulos
Anthony C. Pintsopoulos
Chief Financial Officer and Secretary

NOTICE OF EXERCISE

To:           SRKP 33, Inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of SRKP 33, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Name:

Address:

SS:

The Warrant Shares shall be delivered to the following:

WESTPARK CAPITAL FINANCIAL SERVICES, LLC

By:	______________________________________
Richard Rappaport, CEO and Chairman

Dated:	____________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

. whose address is

Dated:	,

Holder's Signature:

Holder's Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

STATEMENT OF ACCREDITED INVESTOR

To:           SRKP 33, INC. (the “Company”)

Ladies and Gentlemen:

The undersigned hereby refers to the Securities Purchase Agreement executed and delivered to the Company by the undersigned as of the date hereof.  In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants that such individual or entity meets at least one of the tests listed below for an "accredited investor" (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

"Accredited Investors" are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors.  Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards, or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933 (the "1933 Act") if you meet any of the following tests (please check all that apply):

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The undersigned is an individual who is a director or executive officer of the Company.  An “executive officer” is the president, a vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company.

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The undersigned is an individual that (1) had individual income of more than $200,000 in each of the two most recent fiscal years and reasonably expects to have individual income in excess of $200,000 in the current year, or (2) had joint income together with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years and reasonably expects to have joint income in excess of $300,000 in the current year.  “Income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:  (i) any tax exempt interest income under Section 103 of the Internal Revenue Code (the “Code”) received, (ii) any losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.  In determining personal income, however, unrealized capital gains should not be included.

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The undersigned is an individual with individual net worth, or combined net worth together with the undersigned’s spouse, in excess of $1,000,000.  “Net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

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The undersigned is a Trust with total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company, and the purchase of the securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

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The undersigned is a corporation, partnership, limited liability company or limited liability partnership that has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring securities of the Company.

X    The undersigned is an entity in which all of its equity owners are “accredited investors”.

Dated: June 4, 2009

Very truly yours,

WESTPARK CAPITAL FINANCIAL SERVICES, LLC

Name of Individual #1 or Entity

/s/ Richard A. Rappaport_______________

Authorized Signature

___________________________________

Name of Individual #2, if applicable

___________________________________

Authorized Signature